March 31, 2023

Davenport Core Leaders Fund (DAVPX)

Supplement to the Summary Prospectus Dated August 1, 2022,

as Supplemented January 1, 2023

Effective March 31, 2023, the name of the Davenport Core Fund (the “Fund”) changed to the “Davenport Core Leaders Fund” in order to reflect Davenport & Company LLC’s focus on a company’s market leadership attributes in the portfolio selection process for the Fund. All references to the Davenport Core Fund throughout this Summary Prospectus should be replaced with the Davenport Core Leaders Fund.

In addition, effective March 31, 2023, the Fund transitioned from a committee management structure to a dedicated portfolio management team structure and Jeffrey F. Omohundro, CFA, Christopher G. Pearson, CFA, and George L. Smith, III, CFA, were appointed to serve as the Fund’s portfolio managers. Prior to March 31, 2023, Mr. Smith and Mr. Pearson managed the Fund, along with the other members of the Advisor’s Investment Policy Committee.

In conjunction with these changes, the first paragraph of the section, “What are the Fund’s Principal Investment Strategies” on page 1 and the section, “Portfolio Managers” on page 3 are replaced in their entirety as follows:

What are the Fund’s Principal Investment Strategies?

Under normal circumstances, the Fund will invest at least 80% of its net assets in common stocks. Davenport & Company LLC (the “Advisor”) will generally invest in common stocks of market-leading companies that show strong capital appreciation potential, have strong and focused management, solid balance sheets and a history of proven results. In determining whether a company has the potential for appreciation, the Advisor will focus on several criteria, including, among other things:

•	Market Leadership: The company possesses a distinct competitive advantage as reflected by its commanding and/or growing market share.
•	Above Average Earnings Growth: The company has a favorable 3- to 5-year earnings per share trajectory versus the broader market as measured by companies in the S&P 500® Index.
•	Capital Allocation: The company has demonstrated its proficiency in deploying its free cash flow and/or the potential for strong returns on invested capital.
•	Financial Strength: The company has a strong balance sheet and reasonable valuation levels.
•	Disciplined Management: The company has a sound and talented management team that is aligned with its shareholders.

1

Portfolio Managers

Jeffrey F. Omohundro, CFA, Christopher G. Pearson, CFA, and George L. Smith, III, CFA, are jointly and primarily responsible for the portfolio management of the Fund. Mr. Omohundro is a Senior Vice President – Equity Research of the Advisor, Director of the Advisor and has managed the Fund since March 31, 2023. Mr. Pearson is a Senior Vice President and Director of the Advisor and has managed the Fund since 2019. Mr. Smith is a Senior Vice President and Director of the Advisor and has managed the Fund since 2010.

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You may obtain copies of the Prospectuses and Statement of Additional Information for The Davenport Funds free of charge on the Funds’ website at www.investdavenport.com, by calling toll-free 1-800-281-3217, or by writing to Shareholder Services, P.O. Box 46707, Cincinnati, Ohio 45246-0707.

This Supplement replaces a previous Supplement

Please retain it with your records